EXHIBIT NO. 99.10(c)

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the references made to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors and Financial Statements" in the Statement of Additional Information of MFS International New Discovery Fund, a series of MFS Series Trust V, each of which is incorporated by reference in this Post-Effective Amendment No. 55 to Registration Statement No. 2-38613 on Form N-1A. We also consent to the incorporation by reference, in such Statement of Additional Information, of our report dated November 8, 2002, on the financial statements and financial highlights of MFS International New Discovery Fund, a series of MFS Series Trust V, included in the Fund's 2002 Annual Report to Shareholders.

ERNST & YOUNG LLP
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Ernst & Young LLP

Boston, Massachusetts
October 27, 2003